UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                         WELLS FARGO FUNDS TRUST

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.)  Title of each class of securities to which transaction applies:

        2.)  Aggregate number of securities to which transaction applies:

        3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

        4.)  Proposed maximum aggregate value of transaction:

        5.)  Total fee paid:

                   AN IMPORTANT MATTER REGARDING YOUR ACCOUNT


Dear Strong Shareholder:

As a Strong Funds shareholder, you recently received proxy materials asking for your vote on important proposals that affect your investment. OUR RECORDS SHOW THAT WE HAVE NOT YET RECEIVED YOUR VOTE, AND WE ASK THAT YOU VOTE YOUR SHARES TODAY. If you have already placed your vote, thank you, and please disregard this message.

As you already know, the Strong Funds Board of Directors/Trustees has unanimously recommended several proposals related to the reorganization of the Strong Funds into the Wells Fargo Funds(R) family. To help you better understand the issues, we've enclosed a proposal summary and answers to questions you may have about the proposals.

PLEASE VOTE PROMPTLY IN ONE OF THE FOLLOWING WAYS:

1.       ONLINE
         Vote online at the web site address listed on your proxy card.

2.       PHONE
         Call the toll-free number printed on your proxy card.

3.       MAIL
         Complete and sign the enclosed proxy card and return by mail in the enclosed prepaid return envelope (if mailed in the United States).


YOUR VOTE IS EXTREMELY IMPORTANT.

REGARDLESS OF THE SIZE OF YOUR HOLDINGS, YOUR VOTE MATTERS. If you have questions about the proposals or voting, call the Funds' proxy voting solicitor, D.F. King & Co., Inc. at 1-800-755-7250.

Sincerely,


Thomas M. Zoeller
Vice President


PS.      PLEASE VOTE ONLINE OR BY PHONE BY DECEMBER 9, 2004.


STRONG FINANCIAL CORPORATION(R) IS THE PARENT COMPANY OF STRONG CAPITAL MANAGEMENT, INC. AND STRONG INVESTMENTS, INC. STRONG CAPITAL MANAGEMENT, INC. IS A REGISTERED INVESTMENT ADVISOR. SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC., AN AFFILIATED COMPANY.

AN IMPORTANT SUMMARY TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSALS.

Below is a brief overview of the proposals requiring your vote. Please read the enclosed Combined Prospectus/Proxy Statement for more details on these proposals and then vote as soon as possible.

You will be asked to vote on the following three proposals.

PROPOSAL 1. To approve the agreement and plan of reorganization regarding your Strong Fund(s).

PROPOSAL 2. To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

PROPOSAL 3. To approve an interim subadvisory agreement.


PROPOSAL 1. To approve the agreement and plan of Reorganization regarding your Strong Fund(s).

WHAT IS THE AGREEMENT BETWEEN WELLS FARGO AND STRONG?
Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation to acquire substantially all of the asset management arrangements of Strong Capital Management, Inc., an affiliate of Strong Financial Corporation and the investment adviser to the Strong Funds.

Q:  HOW WILL THE REORGANIZATIONS BENEFIT SHAREHOLDERS?
The Strong Funds Board of Directors/Trustees believes that shareholders will have the potential to benefit in the following ways:

1. In most cases, the total gross and net fund expense ratios for the acquiring WELLS FARGO FUNDS following the Reorganization are expected to be the same or lower than the current total expense ratios of the Strong Funds. In a small number of cases, expenses are expected to be higher.

2. Wells Capital Management Incorporated, an investment advisory affiliate of Wells Fargo Funds Management, investment adviser to the WELLS FARGO FUNDS, will employ most of Strong's investment management professionals who currently manage Strong Funds.

3. Continued commitment to outstanding customer service.

4. Shareholders will have access to a broader product array of mutual funds.

5. The enhanced viability of the combined Funds due to their larger asset size and wider distribution channels.

6. The potential for greater operating efficiencies.

7. Shareholders will not bear any of the expenses to create the proxy materials associated with the Reorganizations.

8. The expected tax-free nature of the Reorganizations for U.S. federal income tax purposes.

Q:  HOW WILL THE FUND REORGANIZATIONS WORK?
In the Reorganizations, each Strong Fund will transfer substantially all of its assets and liabilities to its corresponding acquiring Wells Fargo Fund. More detailed information about the transfer of Fund assets and liabilities can be found in the Combined Prospectus/Proxy Statement. The acquiring Fund then will issue shares to the Strong Fund shareholders. At the time of the Reorganizations, any shares you own of a Strong Fund will be cancelled and you will receive new shares in the same or comparable class of the acquiring Fund. These new shares will have a value equal to the value of your shares of the Strong Fund. The Reorganizations are expected to be tax-free transactions for U.S. federal income tax purposes.

Q:  WHAT IS THE ANTICIPATED TIMETABLE FOR THE REORGANIZATIONS?
      Last day to vote online, by phone, or mail receipt--December 9, 2004 Shareholder meeting--December 10, 2004
      Fund reorganizations take place--April 2005

PROPOSAL 2. To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

Q:  WHAT DOES THIS AGREEMENT COVER AND WHY IS IT NECESSARY?
On or about December 31, 2004, the existing investment advisory agreement between the Strong Funds and Strong Capital Management, Inc. will end. If approved by fund shareholders, the interim advisory agreement will take effect on or about December 31, 2004 until the completion of the Reorganizations, expected to take place in April 2005.

The current Strong advisory agreement and the interim agreement are materially similar, except for the date of the agreement and the name of the investment adviser. Approval of the interim agreement will not result in an increase in the advisory fee charged to any Strong Fund during the interim period. If the interim agreement is approved, Wells Fargo Funds Management, LLC will be entitled to receive the same fees that Strong Capital Management, Inc. would have been entitled to receive. However, the Strong Dividend Income Fund will be subject to a similar advisory fee structure as the other equity funds and will no longer benefit from a potential performance-related fee reduction.

The approval of an interim advisory agreement allows the Strong Funds to transition to the acquiring WELLS FARGO FUNDS in an orderly fashion. During this time, Strong and Wells Fargo will be integrating their various systems in an effort to ensure a smooth transition for all shareholders.

PROPOSAL 3. To approve an interim subadvisory agreement.

Q:  WHAT DOES THIS AGREEMENT COVER AND WHY IS IT NECESSARY?
A number of Strong Funds are currently managed by a subadviser. Similar to Proposal 2, on or about December 31, 2004, the existing subadvisory agreements for certain Strong Funds will terminate. The Board has unanimously recommended approving interim subadvisory agreements with a number of new subadvisers for the Strong Funds. If approved by shareholders, these subadvisory agreements would be effective during the interim period. For more details see Proposal 3 in the Combined Prospectus/Proxy Statement.

As noted in the previous proposal, the approval of an interim agreement--in this case an interim subadvisory agreement--allows the Strong Funds to transition to the acquiring Wells Fargo Funds in an orderly fashion. During this time, Strong and Wells Fargo will be integrating their various systems in an effort to ensure a smooth transition for all shareholders.



COMMON QUESTIONS ABOUT THE WELLS FARGO ACQUISITION.

Q:  WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATIONS?
The Fund Reorganizations cannot take place without approval by shareholders. If this fails to occur, any such Strong Fund may continue its operations beyond the date of the Reorganizations of the other Strong Funds, and the Board of the affected Strong Fund will consider what further action is appropriate, including the possible engagement of another investment adviser or the liquidation of the Strong Fund.

Q: I DON'T OWN MANY SHARES, SO WHY SHOULD I BOTHER TO VOTE?
Each and every vote counts, regardless of how large or small your holdings may be. Your vote matters. So please be sure your interests are represented and vote your shares promptly.

Q:  WHO IS ENTITLED TO VOTE?
Shareholders of record on October 1, 2004 are entitled to vote. Each full and fractional share held as of the close of business on October 1, 2004 is entitled to vote.

Q:  HOW CAN I VOTE?
You can vote your shares in one of four ways:
1. Vote on the  Internet at the web site address  listed on your proxy card.
2. Call the toll-free number printed on your proxy card.
3. Complete and sign the enclosed proxy card and return by mail in the enclosed prepaid return envelope (if mailed in the United States).
4. Attend the special meeting scheduled to be held on December 10, 2004.Whether or not you expect to attend the meeting, we encourage you to vote online or by phone or mail.

Q:  HOW SHOULD I COMPLETE MY PROXY CARD IF I PLAN TO VOTE BY MAIL?
If you are an individual account owner, please sign your name exactly as it appears on your proxy card. When shares are held by joint tenants, both should sign. You should sign proxy cards for other types of accounts in a way that indicates your authority. For example, a custodial account would be signed "John Smith, Custodian."

Q:  WHO CAN I CALL IF I HAVE VOTING QUESTIONS?
Direct your voting questions to the Strong Funds' proxy solicitor, D.F. King & Co., Inc. at 1-800-755-7250, from 8:00 a.m. to 10:00 p.m. , Central Time.

One Hundred Heritage Reserve
Menomonee Falls, Wisconsin 53051 SM47462 11-04

November 10, 2004


Dear Strong Advisor(R) Client:

We apologize, but some Strong Fund proxy cards were inadvertently omitted from the proxy materials you received for your Strong Advisor account(s).

Enclosed you'll find the individual proxy card(s) that was omitted, as well as a Combined Prospectus/Proxy Statement. If you are currently subscribed for eDocuments, we are mailing this information to you now instead of sending the proxy cards via e-mail.

You will need to cast a vote for each Fund separately, represented by the 12-digit control number on each card. The easiest way to vote your shares is by calling the Funds' proxy voting solicitor, D.F. King & Co., Inc., at 1-800-755-7250.

We apologize for this inconvenience and ask that if you have questions, please call your Financial Consultant immediately at 1-800-368-1230.

Thank you very much for your understanding.

Sincerely,


Thomas M. Zoeller
Vice President

PS. If you have yet to do so, please be sure to cast your vote for all Strong Fund proxy cards you received in previous communications.



AV47519 11-04

November 10, 2004


Dear Strong Advisor(R) Client:

We apologize, but some Strong Fund proxy cards were inadvertently omitted from the proxy materials you received for your Strong Advisor account(s).

Enclosed you'll find the individual proxy card(s) that was omitted. If you are currently subscribed for eDocuments, we are mailing this information to you now instead of sending the proxy cards via e-mail.

You will need to cast a vote for each Fund separately, represented by the 12-digit control number on each card. The easiest way to vote your shares is by calling the Funds' proxy voting solicitor, D.F. King & Co., Inc., at 1-800-755-7250.

We apologize for this inconvenience and ask that if you have questions, please call your Financial Consultant immediately at 1-800-368-1230.

Thank you very much for your understanding.

Sincerely,


Thomas M. Zoeller
Vice President

PS. If you have yet to do so, please be sure to cast your vote for all Strong Fund proxy cards you received in previous communications.



AV47518 11-04

November 10, 2004


Dear Strong Advisor(R) Client:

We apologize, but some Strong Fund proxy cards were inadvertently omitted from the proxy materials you received for your Strong Advisor account(s).

Enclosed you'll find the individual proxy cards that were omitted. If you are currently subscribed for eDocuments, we are mailing this information to you now instead of sending the proxy cards via e-mail.

Furthermore, due to system constraints, we are unable to consolidate the proxy cards you receive in one envelope. Therefore, you will receive two mailings of previously omitted proxy cards for each type of Strong Advisor account you own.

You will need to cast a vote for each Fund separately, represented by the 12-digit control number on each card. The easiest way to vote your shares is by calling the Funds' proxy voting solicitor, D.F. King & Co., Inc., at 1-800-755-7250.

We apologize for this inconvenience and ask that if you have questions, please call your Financial Consultant immediately at 1-800-368-1230.

Thank you very much for your understanding.

Sincerely,


Thomas M. Zoeller
Vice President

PS. If you have yet to do so, please be sure to cast your vote for all Strong Fund proxy cards you received in previous communications.




SA47476 11-04

Dear Strong Shareholder:

We recently sent you an e-mail asking for your vote on several important proposals that affect your investment.

Our records indicate that we have not received your vote, and we ask that you vote your shares today. If you have already placed your vote, thank you, and please disregard this e-mail.

You can cast your vote at: http://www.strong.com/proxy/.

To vote, you'll need the control number below.


14 DIGIT CONTROL NUMBER: 60932906999999


Use the following links to review the proxy material:

Proposal Summary:
http://ww3.ics.adp.com/streetlink_data/dirMC0023/sa4F2E.pdf

Combined Prospectus/Proxy Statement:
http://ww3.ics.adp.com/streetlink_data/dirMC0023/sa4D3.pdf

If you have questions about the proxy or voting, call the Strong Funds' proxy solicitor, D.F. King & Co., Inc. at
1-800-755-7250 or send an e-mail through our website at:
http://www.strong.com/email/. Please do not reply directly to this e-mail.

Thank  you  for  your  investment  and  for   participating  in  this  important
shareholder vote.

Sincerely,



Thomas M. Zoeller
Vice President

To view your eDocuments profile or to unsubscribe from e-mail notifications of statements and regulatory documents, go to:
http://www.proxyweb.com/strong/edocsconsent

Dear Strong Shareholder:

We recently sent you an e-mail asking for your vote on several important proposals that affect your investment.

Our records indicate that we have not received your vote, and we ask that you vote your shares today. If you have already placed your vote, thank you, and please disregard this e-mail.

You can cast your vote at: http://www.strong.com/proxy/.

To vote, you'll need the control number below.


14 DIGIT CONTROL NUMBER: 60933902999999


Use the following links to review the proxy material:

Proposal Summary:
http://ww3.ics.adp.com/streetlink_data/dirMC0023/sa4F2E.pdf

Combined Prospectus/Proxy Statement:
http://ww3.ics.adp.com/streetlink_data/dirMC0023/sa4D7.pdf

If you have questions about the proxy or voting, call the Strong
Funds' proxy solicitor, D.F. King & Co., Inc. at 1-800-755-7250 or send an e-mail through our website at:
http://www.strong.com/email/. Please do not reply directly to this e-mail.

Thank  you  for  your  investment  and  for   participating  in  this  important
shareholder vote.

Sincerely,



Thomas M. Zoeller
Vice President

To view your eDocuments profile or to unsubscribe from e-mail notifications of statements and regulatory documents, go to:
http://www.proxyweb.com/strong/edocsconsent